Exhibit 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

    That I,   Richard A. Bemis  , hereby constitute and appoint Larry L. Weyers, Joseph P. O'Leary, Bradley A. Johnson, and Barth J. Wolf, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of WPS Resources Corporation (this "Corporation") to the Registration Statement on Form S-3, and any and all amendments (including post-effective amendments) or supplements thereto, and any additional registration statement to be filed pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to public offerings of equity securities to be issued by this Corporation, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of such equity securities under the Securities Act of 1933, as amended.

    I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

    IN WITNESS WHEREOF, I have hereunto set my hand and seal this   9th    day of December, 2004.

(SEAL)

 /s/ R. A. Bemis
Director


Exhibit 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

    That I,   Albert J. Budney, Jr.   , hereby constitute and appoint Larry L. Weyers, Joseph P. O'Leary, Bradley A. Johnson, and Barth J. Wolf, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of WPS Resources Corporation (this "Corporation") to the Registration Statement on Form S-3, and any and all amendments (including post-effective amendments) or supplements thereto, and any additional registration statement to be filed pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to public offerings of equity securities to be issued by this Corporation, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of such equity securities under the Securities Act of 1933, as amended.

    I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

    IN WITNESS WHEREOF, I have hereunto set my hand and seal this   9th    day of December, 2004.

(SEAL)

 /s/ Albert J. Budney, Jr.
Director


Exhibit 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

    That I,   Ellen Carnahan   , hereby constitute and appoint Larry L. Weyers, Joseph P. O'Leary, Bradley A. Johnson, and Barth J. Wolf, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of WPS Resources Corporation (this "Corporation") to the Registration Statement on Form S-3, and any and all amendments (including post-effective amendments) or supplements thereto, and any additional registration statement to be filed pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to public offerings of equity securities to be issued by this Corporation, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of such equity securities under the Securities Act of 1933, as amended.

    I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

    IN WITNESS WHEREOF, I have hereunto set my hand and seal this   9th    day of December, 2004.

(SEAL)

/s/ Ellen Carnahan
Director


Exhibit 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

    That I,   Robert C. Gallagher   , hereby constitute and appoint Larry L. Weyers, Joseph P. O'Leary, Bradley A. Johnson, and Barth J. Wolf, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of WPS Resources Corporation (this "Corporation") to the Registration Statement on Form S-3, and any and all amendments (including post-effective amendments) or supplements thereto, and any additional registration statement to be filed pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to public offerings of equity securities to be issued by this Corporation, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of such equity securities under the Securities Act of 1933, as amended.

    I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

    IN WITNESS WHEREOF, I have hereunto set my hand and seal this   9th    day of December, 2004.

(SEAL)

 /s/ R. C. Gallagher
Director


Exhibit 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

    That I,   Kathryn M. Hasselblad-Pascale   , hereby constitute and appoint Larry L. Weyers, Joseph P. O'Leary, Bradley A. Johnson, and Barth J. Wolf, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of WPS Resources Corporation (this "Corporation") to the Registration Statement on Form S-3, and any and all amendments (including post-effective amendments) or supplements thereto, and any additional registration statement to be filed pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to public offerings of equity securities to be issued by this Corporation, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of such equity securities under the Securities Act of 1933, as amended.

    I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

    IN WITNESS WHEREOF, I have hereunto set my hand and seal this  9th     day of December, 2004.

(SEAL)

 /s/ Kathryn M. Hasselblad-Pascale
Director


Exhibit 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

    That I,   James L. Kemerling   , hereby constitute and appoint Larry L. Weyers, Joseph P. O'Leary, Bradley A. Johnson, and Barth J. Wolf, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of WPS Resources Corporation (this "Corporation") to the Registration Statement on Form S-3, and any and all amendments (including post-effective amendments) or supplements thereto, and any additional registration statement to be filed pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to public offerings of equity securities to be issued by this Corporation, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of such equity securities under the Securities Act of 1933, as amended.

    I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

    IN WITNESS WHEREOF, I have hereunto set my hand and seal this    9th   day of December, 2004.

(SEAL)

  /s/ James L. Kemerling
Director


Exhibit 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

    That I,   John C. Meng   , hereby constitute and appoint Larry L. Weyers, Joseph P. O'Leary, Bradley A. Johnson, and Barth J. Wolf, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of WPS Resources Corporation (this "Corporation") to the Registration Statement on Form S-3, and any and all amendments (including post-effective amendments) or supplements thereto, and any additional registration statement to be filed pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to public offerings of equity securities to be issued by this Corporation, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of such equity securities under the Securities Act of 1933, as amended.

    I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

    IN WITNESS WHEREOF, I have hereunto set my hand and seal this   9th    day of December, 2004.

(SEAL)

 /s/ J. C Meng
Director


Exhibit 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

    That I,   William F. Protz, Jr.   , hereby constitute and appoint Larry L. Weyers, Joseph P. O'Leary, Bradley A. Johnson, and Barth J. Wolf, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of WPS Resources Corporation (this "Corporation") to the Registration Statement on Form S-3, and any and all amendments (including post-effective amendments) or supplements thereto, and any additional registration statement to be filed pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to public offerings of equity securities to be issued by this Corporation, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of such equity securities under the Securities Act of 1933, as amended.

    I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

    IN WITNESS WHEREOF, I have hereunto set my hand and seal this    9th   day of December, 2004.

(SEAL)

 /s/ William F. Protz, Jr.
Director


Exhibit 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

    That I,   Larry L. Weyers   , hereby constitute and appoint Larry L. Weyers, Joseph P. O'Leary, Bradley A. Johnson, and Barth J. Wolf, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of WPS Resources Corporation (this "Corporation") to the Registration Statement on Form S-3, and any and all amendments (including post-effective amendments) or supplements thereto, and any additional registration statement to be filed pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to public offerings of equity securities to be issued by this Corporation, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of such equity securities under the Securities Act of 1933, as amended.

    I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

    IN WITNESS WHEREOF, I have hereunto set my hand and seal this    9th   day of December, 2004.

(SEAL)

  /s/ Larry L. Weyers
Director
